SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2005, the Compensation Committee of the Board of Directors of Cytyc Corporation (the “Company”) adopted a form of Restricted Stock Agreement, which is intended to serve as a standard form agreement for restricted stock grants issued to employees, executive officers and directors under our 2004 Omnibus Stock Plan (the “2004 Omnibus Plan”). The 2004 Omnibus Plan was approved by the Company’s stockholders on May 26, 2004. The Company may in the future grant equity awards to its employees, executive officers and directors substantially in accordance with the terms of the form of Restricted Stock Agreement.

The description of the Restricted Stock Agreement set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the Restricted Stock Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2005, the Board of Directors of the Company approved an amendment and restatement of the Company’s current by-laws in the form of the Second Amended and Restated By-Laws of the Company (the “Restated By-Laws”). The Restated By-Laws, attached hereto as Exhibit 3.1, contains the following amendments:

•	Section 1.5 (Voting List), which describes the Company’s obligation to prepare and maintain a stockholders list prior to a meeting of stockholders, was amended to include provisions set forth in the Delaware General Corporation Law.

•	Section 1.9 (Action at Meeting) was amended to clarify the vote requirements for stockholder action at a meeting. This amendment also describes the treatment of stockholder abstentions and broker non-votes. Section 1.6 (Quorum) was amended to conform the introductory clause to Section 1.9.

•	Section 2.11 (Notice of Special Meetings), Section 2.12 (Meetings by Telephone or Other Methods), Section 2.15 (Action by Written Consent) and Section 5.4 (Waiver of Notice) were amended to explicitly authorize electronic transmission of communications between the Company and the directors.

•	Section 2.17 (Committees) was amended to explicitly authorize delegation of power and authority to subcommittees of Board committees.

•	Section 1.8 (Voting and Proxies), Section 2.13 (Quorum), Section 2.16 (previously Removal), Section 4.1 (Issuance of Stock), Section 4.5 (Record Date) and Section 5.3 (Notices) were amended to delete provisions that are inconsistent with the Company’s certificate of incorporation or otherwise no longer applicable (such as reference to stockholder action by written consent, which is not permitted by the certificate of incorporation, and the director removal requirement that conflicts with the certificate of incorporation).

The description of the amendments and the provisions of the Restated By-Laws set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated By-Laws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished pursuant to Items 1.01 and 5.03:

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws, dated September 13, 2005.

10.1	Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ Patrick J. Sullivan
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: September 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws, dated September 13, 2005.

10.1	Form of Restricted Stock Agreement